                                                                      Exhibit 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:      12/1/2003                                                                   ORIGINAL
COLLECTION PERIOD ENDING:        12/31/2003      PURCHASES            UNITS     CUT-OFF DATE  CLOSING DATE  POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:   12/12/2003      INITIAL PURCHASE     62,342     9/30/2003    10/29/2003    1,024,700,567.30
DISTRIBUTION DATE:                1/12/2004      SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:             31      SUB. PURCHASE #2
DAYS OF COLLECTION PERIOD                31
                                                                      ------                                ----------------
MONTHS SEASONED:                          3              TOTAL        62,342                                1,024,700,567.30

I.     ORIGINAL DEAL PARAMETERS

                                             DOLLAR AMOUNT       # OF CONTRACTS
       Original Portfolio :                $ 1,024,700,567.30         62,342

                                                                                       LEGAL FINAL
       Original Securities:                  DOLLAR AMOUNT          COUPON              MATURITY
           Class A-1 Notes                 $ 193,000,000.00         1.13000%           11/12/2004
           Class A-2 Notes                   280,000,000.00         1.66000%            2/12/2007
           Class A-3 Notes                   210,000,000.00         2.48000%            3/12/2008
           Class A-4 Notes                   249,000,000.00         3.20000%           12/13/2010
           Class B Notes                      92,700,567.30         8.00000%           12/13/2010
                                           ------------------
               Total                       $ 1,024,700,567.30

II.         COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     (1)    Beginning of period Aggregate Principal Balance                                                    (1)   991,086,704.59
     (2)    Subsequent Receivables Added                                                                       (2)                -
            Monthly Principal Amounts
            (3)   Principal Portion of Scheduled Payments Received                (3)    10,605,997.72
                                                                                         -------------
            (4)   Principal Portion of Prepayments Received                       (4)     7,645,424.57
                                                                                         -------------
            (5)   Principal Portion of Liquidated Receivables                     (5)       661,635.75
                                                                                         -------------
            (6)   Aggregate Amount of Cram Down Losses                            (6)                -
                                                                                         -------------
            (7)   Other Receivables adjustments                                   (7)                -
                                                                                         -------------
     (8)   Total Principal Distributable Amounts                                                               (8)    18,913,058.04
                                                                                                                     --------------
     (9)    End of Period Aggregate Principal Balance                                                          (9)   972,173,646.55
                                                                                                                     ==============
     (10)   Pool Factor  (Line 9 / Original Pool Balance)                                                      (10)         94.8739%
                                                                                                                     ===============

III. COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                                                                    CLASS A-1         CLASS A-2        CLASS A-3
                                                                                    ---------         ---------        ---------
     (11)   Original Note Balance                                             $ 193,000,000.00    280,000,000.00    210,000,000.00
                                                                              ----------------    --------------    --------------
     (12)   Beginning of period Note Balance                                    139,453,870.41    280,000,000.00    210,000,000.00
                                                                              ----------------    --------------    --------------
     (13)   Noteholders' Principal Distributable Amount                          18,913,058.04                 -                 -
     (14)   Class A Noteholders' Accelerated Principal Amount                     9,572,283.93                 -                 -
     (15)   Class A Noteholders' Principal Carryover Amount                                  -                 -                 -
     (16)   Policy Claim Amount                                                              -                 -                 -
                                                                              ----------------    --------------    --------------
     (17)   End of period Note Balance                                          110,968,528.44    280,000,000.00    210,000,000.00
                                                                              ================    ==============    ==============
     (18)   Note Pool Factors  (Line 17 / Line 11)                                    57.4966%         100.0000%         100.0000%
                                                                              ----------------    --------------    --------------
     (19)   Class A Noteholders' Ending Note Balance                            849,968,528.44
     (20)   Class B Noteholders' Ending Note Balance                             92,700,567.30
     (21)   Class A Noteholders' Beginning Note Balance                         878,453,870.41
     (22)   Class B Noteholders' Beginning Note Balance                          92,700,567.30
     (23)   Total Noteholders Principal Distribution for Collection Period       28,485,341.97
     (24)   Total Noteholders Interest Distribution for Collection Period         2,239,033.48

                                                                                    CLASS A-4       CLASS B             TOTAL
                                                                                    ---------       -------             -----
     (11)   Original Note Balance                                              249,000,000.00   92,700,567.30     $1,024,700,567.30
                                                                              ----------------    --------------    --------------
     (12)   Beginning of period Note Balance                                   249,000,000.00   92,700,567.30        971,154,437.71
                                                                              ----------------    --------------    --------------
     (13)   Noteholders' Principal Distributable Amount                                     -               -         18,913,058.04
     (14)   Class A Noteholders' Accelerated Principal Amount                               -                          9,572,283.93
     (15)   Class A Noteholders' Principal Carryover Amount                                 -                                     -
     (16)   Policy Claim Amount                                                             -                                     -
                                                                              ----------------    --------------    --------------
     (17)   End of period Note Balance                                         249,000,000.00   92,700,567.30        942,669,095.74
                                                                              ================    ==============    ==============
     (18)   Note Pool Factors  (Line 17 / Line 11)                                  100.0000%       100.0000%               91.9946%
                                                                              ----------------    --------------    --------------
     (19)   Class A Noteholders' Ending Note Balance
     (20)   Class B Noteholders' Ending Note Balance
     (21)   Class A Noteholders' Beginning Note Balance
     (22)   Class B Noteholders' Beginning Note Balance
     (23)   Total Noteholders Principal Distribution for Collection Period
     (24)   Total Noteholders Interest Distribution for Collection Period

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
     (25)   Total Monthly Principal Collection Amounts                                                         (25)   18,913,058.04
                                                                                                                     --------------
     (26)   Required Pro Forma Class A Note Balance (87% x Line 9)                     (26)  845,791,072.50
                                                                                             --------------
     (27)   Pro Forma Class A Note Balance (Line 21 - Line 8)                          (27)  859,540,812.37
                                                                                             --------------
     (28)   Step-Down Amount (Max of 0 or (Line 26 - Line 27))                         (28)               -                       -
                                                                                             --------------          --------------
     (29)   Principal Distribution Amount (Line 25 - Line 28)                                                  (29)   18,913,058.04
                                                                                                                     ==============
V.   RECONCILIATION OF COLLECTION ACCOUNT:
     AVAILABLE FUNDS
     (30)   Interest Collections                                                       (30)   13,697,664.34
                                                                                             --------------
     (31)   Repurchased Loan Proceeds Related to Interest                              (31)               -
                                                                                             --------------
     (32)   Principal Collections                                                      (32)   10,605,997.72
                                                                                             --------------
     (33)   Prepayments in Full                                                        (33)    7,645,424.57
                                                                                             --------------
     (34)   Prepayments in Full Due to Administrative Repurchases                      (34)               -
                                                                                             --------------
     (35)   Repurchased Loan Proceeds Related to Principal                             (35)               -
                                                                                             --------------
     (36)   Collection of Supplemental Servicing - Extension and Late Fees             (36)      206,570.86
                                                                                             --------------
     (37)   Collection of Supplemental Servicing - Repo and Recovery Fees Advanced     (37)               -
                                                                                             --------------
     (38)   Liquidation Proceeds                                                       (38)      232,275.00
                                                                                             --------------
     (39)   Recoveries from Prior Month Charge-Offs                                    (39)          912.00
                                                                                             --------------
     (40)   Investment Earnings - Collection Account                                   (40)       17,666.76
                                                                                             --------------
     (41)   Investment Earnings - Spread Account                                       (41)       23,793.94
                                                                                             --------------
     (42)   Total Available Funds                                                                              (42)   32,430,305.19
                                                                                                                     --------------

     DISTRIBUTIONS:

     (43)   Base Servicing Fee - to Servicer                                           (43)    1,858,287.57
                                                                                             --------------
     (44)   Supplemental Servicing Fee - to Servicer                                   (44)      246,413.59
                                                                                             --------------
     (45)   Indenture Trustee Fees                                                     (45)          250.00
                                                                                             --------------
     (46)   Owner Trustee Fees                                                         (46)               -
                                                                                             --------------
     (47)   Backup Servicer Fees                                                       (47)               -
                                                                                             --------------

     NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                              BEGINNING     INTEREST    INTEREST                            CALCULATED
               CLASS        NOTE BALANCE   CARRYOVER      RATE      DAYS      DAYS BASIS     INTEREST
      (48)   Class A-1     139,453,870.41       -       1.13000%     31      Act.Days/360   135,696.36

      (49)   Class A-2     280,000,000.00       -       1.66000%     30         30/360      387,333.33

      (50)   Class A-3     210,000,000.00       -       2.48000%     30         30/360      434,000.00

      (51)   Class A-4     249,000,000.00       -       3.20000%     30         30/360      664,000.00

      (52)    Class B       92,700,567.30       -       8.00000%     30         30/360      618,003.78



                                                                                       (48)    135,696.36
                                                                                              -----------
                                                                                       (49)    387,333.33
                                                                                              -----------
                                                                                       (50)    434,000.00
                                                                                              -----------
                                                                                       (51)    664,000.00
                                                                                              -----------
                                                                                       (52)    618,003.78
                                                                                              -----------

      NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                           PRINCIPAL  PRINCIPAL     EXCESS        MANDATORY        TOTAL
                CLASS      DISTRIBUTION   CARRYOVER   PRIN. DUE  NOTE PREPAYMENT                 PRINCIPAL
      (53)    Class A-1   18,913,058.04       -             -          -             -         18,913,058.04

      (54)    Class A-2               -       -             -          -             -               -

      (55)    Class A-3               -       -             -          -             -               -

      (56)    Class A-4               -       -             -          -             -               -

      (57)    Class B                 -       -             -          -             -               -

      (58)   Insurer Premiums - to MBIA

      (59)   Total Distributions

      (60)   Excess Available Funds (or Premium Claim Amount)

      (61)   Deposit to Spread Account to Increase to Required Level

      (62)   Amount available for Noteholders' Accelerated Principle Amount

      (63)   Amount available for Deposit into the Note Distribution Account


                                                                                       (53)  18,913,058.04
                                                                                             -------------
                                                                                       (54)              -
                                                                                             -------------
                                                                                       (55)              -
                                                                                             -------------
                                                                                       (56)              -
                                                                                             -------------
                                                                                       (57)              -
                                                                                             -------------
                                                                                       (58)     168,370.33
                                                                                             -------------

                                                                                                               (59)  23,425,413.00
                                                                                                                     -------------
                                                                                                               (60)    9,004,892.19
                                                                                                                     -------------
                                                                                                               (61)               -
                                                                                                                     -------------
                                                                                                               (62)    9,004,892.19
                                                                                                                     -------------
                                                                                                               (63)               -
                                                                                                                     -------------

VI.          CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

      (64)   Excess Available Funds After Amount to Increase Spread to Required Level (Line 60 - Line 61)

      (65)   Spread Account Balance in Excess of Required Spread Balance

      (66)   Total Excess Funds Available

      (67)   Pro Forma Class A Note Balance (Line 21 - Line 8)

      (68)   Required Pro Forma Class A Note Balance (87% x Line 9)

      (69)   Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)

      (70)   Lesser of (Line 68) or (Line 69)

      (71)   Accelerated Principal Amount (Lesser of Line 66 or 70)


                                                                                       (64)    9,004,892.19
                                                                                             -------------
                                                                                       (65)      567,391.74
                                                                                             -------------
                                                                                       (66)    9,572,283.93
                                                                                             -------------
                                                                                       (67)  859,540,812.37
                                                                                             -------------
                                                                                       (68)  845,791,072.50
                                                                                             -------------
                                                                                       (69)   13,749,739.87
                                                                                             -------------
                                                                                       (70)   13,749,739.87
                                                                                             -------------
                                                                                                               (71)    9,572,283.93
                                                                                                                     -------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII.  RECONCILIATION OF SPREAD ACCOUNT:                                 INITIAL DEPOSIT                                  TOTAL
      (72)   INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                      30,741,017.02                         30,741,017.02
                                                                               --------------                        --------------
      (73)   BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                        (73)   29,732,601.14
             ADDITIONS TO SPREAD ACCOUNT                                                                             --------------

        (74) Deposit from Collection Account (Line 61)                   (74)               -
                                                                               --------------
        (75) Investments Earnings                                        (75)       23,793.94
                                                                               --------------
        (76) Deposits Related to Subsequent Receivables Purchases        (76)               -
                                                                               --------------
        (77) Total Additions                                                                                   (77)       23,793.94
                                                                                                                     --------------
      SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                         (78)   29,756,395.08
      AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                           -------------

        (79) 3% of the Ending Pool Balance (3% x Line 9)

        (80) Floor Amount (2.0% of Original Pool Balance)                       20,494,011.35
                                                                               --------------
        (81) If a Spread Cap Event exists then 6% of the Ending Pool Balance                -

        (82) If a Trigger Event exists then an unlimited amount as determined by the Controlling Party

        (83) Spread Account Requirement
                                                                         (79)   29,165,209.40
                                                                               --------------
                                                                         (80)               -
                                                                               --------------
                                                                         (81)               -
                                                                               --------------
                                                                         (82)               -
                                                                               --------------
                                                                                                               (83)   29,165,209.40
                                                                                                                     --------------



      WITHDRAWALS FROM SPREAD ACCOUNT

        (84) Withdrawal pursuant to Section 5.1(b) (Transfer Investment Earnings to the Collection Account)

        (85) Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)

        (86) Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts owed to the Insurer)

        (87) Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid amounts owed to the Insurer)

        (88) Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution Account -

                Class A Noteholders' Accelerated Principal Amount)

        (89) Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution Account -

                Class B Noteholders' Principal)

        (90) Total Withdrawals


                                                                         (84)       23,793.94
                                                                               --------------
                                                                         (85)               -
                                                                               --------------
                                                                         (86)               -
                                                                               --------------
                                                                         (87)               -
                                                                               --------------

                                                                               --------------
                                                                         (88)      567,391.74
                                                                               --------------

                                                                               --------------
                                                                         (89)               -
                                                                               --------------
                                                                         (90)      591,185.68
                                                                               --------------

                                                                                                               (91)      591,185.68
                                                                                                                     --------------

                                                                                                                     --------------
                                                                                                               (92)   29,165,209.40
                                                                                                                     --------------

      END OF PERIOD SPREAD ACCOUNT BALANCE

VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

           (93)   Aggregate Principal Balance

           (94)   End of Period Class A Note Balance

           (95)   Line 93 less Line 94

           (96)   OC Level (Line 95 / Line 93)

           (97)   Ending Spread Balance as of a percentage of Aggregate Principal Balance (Line 92 / Line 93)

           (98)   OC Percentage (Line 96 + Line 97)

IX.               AMOUNTS DUE TO CERTIFICATEHOLDER

           (99)   Beginning of Period Class B Noteholder Balance

          (100)   Funds Available to the Class B Noteholder

          (101)   Remaining Balance to the Certificateholder

                                                                         (93)  972,173,646.55
                                                                               --------------
                                                                         (94)  849,968,528.44
                                                                               --------------
                                                                         (95)  122,205,118.11
                                                                               --------------
                                                                         (96)          12.57%
                                                                               --------------
                                                                         (97)           3.00%
                                                                               --------------
                                                                                                               (98)          15.57%
                                                                                                                     --------------


                                                                                                               (99)   92,700,567.30
                                                                                                                     --------------
                                                                                                               (100)              -
                                                                                                                     --------------
                                                                                                               (101)              -
                                                                                                                     --------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

     By:      (S)/Mike Wilhelms
     Name:    Mike Wilhelms

     Title:   Sr. VP & Chief Financial Officer
     Date:    5-Jan-2004

                     TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:         12/01/2003         Original Pool Balance                                    $ 1,024,700,567.30
COLLECTION PERIOD ENDING:            12/31/2003
PREV. DISTRIBUTION/CLOSE DATE:       12/12/2003         Beginning of Period Pool Balance                             991,086,704.59
DISTRIBUTION DATE:                   01/12/2004         Principal Reduction during preceding Collection Period        18,913,058.04
DAYS OF INTEREST FOR PERIOD:                 31         End of Period Pool Balance                                 $ 972,173,646.55
DAYS IN COLLECTION PERIOD:                   31
MONTHS SEASONED:                              3

I.        COLLECTION PERIOD NOTE BALANCE CALCULATION:                   CLASS A-1           CLASS A-2           CLASS A-3
     (1)  Original Note Balance                                (1)    $193,000,000.00     $280,000,000.00     $210,000,000.00
                                                                      ---------------     ---------------     ---------------
     (2)  Beginning of Period Note Balance                     (2)     139,453,870.41      280,000,000.00      210,000,000.00
     (3)  Note Principal Payments                              (3)      28,485,341.97                0.00                0.00
     (4)  Preliminary End of period Note Balance               (4)     110,968,528.44      280,000,000.00      210,000,000.00
                                                                      ---------------     ---------------     ---------------
     (5)  Policy Claim Amount                                  (5)               0.00                0.00                0.00
     (6)  End of period Note Balance                           (6)     110,968,528.44      280,000,000.00      210,000,000.00
                                                                      ===============     ===============     ===============
     (7)  Note Pool Factors  (6) / (1)                         (7)        57.4966469%        100.0000000%        100.0000000%
                                                                      ===============     ===============     ===============

II.       NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT                CLASS A-1           CLASS A-2           CLASS A-3
     (8)  Note Interest Payments                               (8)         135,696.36          387,333.33          434,000.00
     (9)  Interest Carryover Amount                            (9)               0.00                0.00                0.00

III.      DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE                     CLASS A-1           CLASS A-2           CLASS A-3
     (10) Principal Distribution                              (10)             147.59                0.00                0.00
     (11) Interest Distribution                               (11)               0.97                1.38                2.07
                                                                      ---------------     ---------------     ---------------
     (12) Total Distribution  (10) + (11)                     (12)             148.57                1.38                2.07

I.        COLLECTION PERIOD NOTE BALANCE CALCULATION:             CLASS A-4                   CLASS B                TOTAL
     (1)  Original Note Balance                                 $249,000,000.00           $92,700,567.30     $1,024,700,567.30
     (2)  Beginning of Period Note Balance                       249,000,000.00            92,700,567.30        971,154,437.71
     (3)  Note Principal Payments                                          0.00                     0.00         28,485,341.97
     (4)  Preliminary End of period Note Balance                 249,000,000.00            92,700,567.30        942,669,095.74
     (5)  Policy Claim Amount                                              0.00                     0.00                  0.00
     (6)  End of period Note Balance                             249,000,000.00            92,700,567.30        942,669,095.74
     (7)  Note Pool Factors  (6) / (1)                             100.0000000%             100.0000000%           91.9945910%

II.       NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT         CLASS A-4                  CLASS B                  TOTAL
     (8)  Note Interest Payments                                     664,000.00             618,003.78            2,239,033.48
     (9)  Interest Carryover Amount                                        0.00                   0.00                   0.00

III.      DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE             `   CLASS A-4              CLASS B                  TOTAL
     (10) Principal Distribution                                           0.00                 0.00                  147.59
     (11) Interest Distribution                                            2.67                 6.67                   13.76
     (12) Total Distribution  (10) + (11)                                  2.67                 6.67                  161.35

IV.       SERVICING FEE PAID TO THE SERVICER
     (13) Base Servicing Fee Paid for the Prior Collection Period                                                $ 1,858,287.57
     (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                            246,413.59
                                                                                                                 --------------
     (15) Total Fees Paid to the Servicer                                                                        $ 2,104,701.16

V.        COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                   CUMULATIVE                          MONTHLY
     (16) Original Number of Receivables                                        (16)      62,342
                                                                                        --------
     (17) Beginning of period number of Receivables                             (17)      61,418                       61,418
     (18) Number of Subsequent Receivables Purchased                            (18)           0                            0
     (19) Number of Receivables becoming Liquidated Receivables during period   (19)          59                           42
     (20) Number of Receivables becoming Purchased Receivables during period    (20)           0                            0
     (21) Number of Receivables paid off during period                          (21)       1,388                          481
                                                                                        --------                     --------
     (22) End of period number of Receivables                                   (22)      60,895                       60,895

VI.       STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                                   ORIGINAL       PREV. MONTH      CURRENT
     (23) Weighted Average APR of the Receivables                               (23)   16.35%           16.35%      16.35%
     (24) Weighted Average Remaining Term of the Receivables                    (24)     62.8             60.8        59.8
     (25) Weighted Average Original Term of Receivables                         (25)     67.0             67.0        67.0
     (26) Average Receivable Balance                                            (26)  $16,437          $16,137     $15,965
     (27) Aggregate Realized Losses                                             (27)       $0         $126,586    $428,449

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII.      DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

          Receivables with Scheduled Payment delinquent                              UNITS         DOLLARS        PERCENTAGE
     (28)  31-60 days                                                           (28)   2,719      $42,660,499        4.39%
     (29)  61-90 days                                                           (29)     598        8,921,637        0.92%
     (30)  over 90 days                                                         (30)     229        3,591,470        0.37%
                                                                                      ------      -----------      ------
     (31)  Receivables with Scheduled Payment delinquent more
                  than 30 days at end of period                                 (31)   3,546      $55,173,606        5.68%

VIII.     NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

     (32) Total Net Liquidation Losses for the preceding Collection Period                                    (32)       428,448.75
     (33) Beginning of Period Pool Balance                                                                    (33)   991,086,704.59
     (34) Net Loss Rate                                                                                       (34)            0.04%


IX.       MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)
     (35) Aggregrate Principal Balance of Receivables extended during the preceding collection period         (35)     5,988,376.77
     (36) Beginning of Period Pool Balance                                                                    (36)   991,086,704.59
     (37) Monthly Extension Rate                                                                              (37)            0.60%


X.        PERFORMANCE TESTS:
          ROLLING AVERAGE DELINQUENCY RATE
             (38)     Delinquency Rate in Preceding Collection Period

             (39)     Delinquency Rate in Second Preceding Collection Period

             (40)     Delinquency Rate in Third Preceding Collection Period

             (41)     Rolling Average Delinquency Rate ((38) +(39) +(40)) / 3

             (42)     Rolling Average Delinquency Rate Trigger Level for the Preceding Collection Period

             (43)     Preceding Collection Period Rolling Average Delinquency Rate Compliance

                                                                                (38)            1.29%
                                                                                         -----------
                                                                                (39)            0.55%
                                                                                         -----------
                                                                                (40)            0.04%
                                                                                         -----------
                                                                                                              (41)            0.63%
                                                                                                                       -----------
                                                                                                              (42)            4.50%
                                                                                                                       -----------
                                                                                                              (43)            PASS
                                                                                                                       -----------
          CUMULATIVE NET LOSS RATIO

             (44)     Cumulative Net Losses incurred prior to the Preceding Collection Period

             (45)     Net Loss incurred in Preceding Collection Period

             (46)     Cumulative Net Losses

             (47)     Original Pool Balance

             (48)     Cumulative Net Loss Ratio ((46) / (47))

             (49)     Cumulative Net Loss Rate Trigger Level for the Preceding Collection Period

             (50)     Preceding Collection Period Cumulative Net Loss Rate Compliance

                                                                                (44)$      126,586.26
                                                                                         ------------
                                                                                (45)       428,448.75
                                                                                         ------------
                                                                                (46)       555,035.01
                                                                                         ------------
                                                                                (47)$1,024,700,567.30
                                                                                    -----------------
                                                                                                              (48)            0.05%
                                                                                                                       ------------
                                                                                                              (49)            3.00%
                                                                                                                       ------------
                                                                                                              (50)            PASS
                                                                                                                       ------------


          AVERAGE MONTHLY EXTENSION RATE

             (51)     Principal Balance of Receivables extended during preceding Collection Period

             (52)     Principal Balance of Receivables extended during the Second Preceding Collection Period

             (53)     Principal Balance of Receivables extended during the Third Preceding Collection Period

             (54)     Average Monthly Extension Rate ((51) +(52) +(53)) / 3

             (55)     Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)

                                                                                (51)            0.60%
                                                                                         ------------
                                                                                (52)            0.34%
                                                                                         ------------
                                                                                (53)            0.20%
                                                                                         ------------
                                                                                                              (54)            0.38%
                                                                                                                       ------------
                                                                                                              (55)            PASS
                                                                                                                       ------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:      /s/ Mike Wilhelms
Name:    Mike Wilhelms
Title:   Sr. VP & Chief Financial Officer
Date:    5-Jan-2004

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